UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): August 3, 2014

SPORT CHALET, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-20736	95-4390071
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Sport Chalet Drive, La Cañada, CA 91011

(Address of principal executive offices) (Zip Code)

(818) 949-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On August 3, 2014, Sport Chalet, Inc., a Delaware corporation (the “Company” or “Sport Chalet”), entered into Amendment No. 1 (the “Merger Agreement Amendment”), to the Agreement and Plan of Merger, dated as of June 30, 2014 (the “Merger Agreement”), by and among the Company, Vestis Retail Group, LLC, a Delaware limited liability company (“Vestis”), and Everest Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Vestis (“Merger Sub”), to change the definition of Initial Offer Expiration Time from midnight, New York City time, at the end of August 1, 2014 to midnight, New York City time, at the end of August 15, 2014.

The foregoing description of the Merger Agreement Amendment is qualified in its entirety by the full text of such agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events

On August 4, 2014, Vestis and the Company issued a joint press release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Notice to Investors

This Current Report on Form 8-K and the description contained herein is neither an offer to purchase nor a solicitation of an offer to sell shares of Sport Chalet. Vestis has filed with the SEC a Tender Offer Statement on Schedule TO containing an offer to purchase, forms of letters of transmittal, and other documents relating to the Offer and Sport Chalet has filed a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the Offer. Vestis and Sport Chalet have mailed these documents to stockholders of Sport Chalet. These documents contain important information about the Offer and stockholders of Sport Chalet are urged to read them carefully. Stockholders of Sport Chalet are able to obtain a free copy of these documents and other documents filed by Sport Chalet with the SEC at www.sec.gov. In addition, stockholders are able to obtain a free copy of these documents from Georgeson Inc. or from Vestis.

Additional Information about the Merger and Where to Find It

In connection with the proposed transaction, Sport Chalet will file a proxy statement with the SEC. Additionally, Sport Chalet will file other relevant materials with the SEC in connection with the proposed acquisition of Sport Chalet pursuant to the terms of the Merger Agreement. The materials to be filed by Sport Chalet with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. After Sport Chalet’s filing thereof, investors and stockholders will also be able to obtain free copies of the proxy statement from Sport Chalet by contacting the Investor Relations department at One Sport Chalet Drive, La Canada, California 91011, telephone number (818) 949-5300. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER.

Sport Chalet and its respective directors, executive officers and other members of their management and employees, under the SEC rules, may be deemed to be participants in the solicitation of proxies of Sport Chalet’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Sport Chalet’s executive officers and directors in the solicitation by reading Sport Chalet’s proxy statement for its 2013 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended March 30, 2014, and the proxy statement and other relevant materials which may be filed with the SEC in connection with the transaction when and if they become available. Information concerning the interests of Sport Chalet’s executive officers and directors, which may, in some cases, be different than those of Sport Chalet’s stockholders generally, will be set forth in the proxy statement relating to the transaction when it becomes available.

Forward-Looking Statements

This Current Report on Form 8-K and the documents attached hereto contain forward-looking statements within the meaning of and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements, including all statements regarding the intent, belief or current expectation of the companies and members of their senior management teams. These forward-looking statements involve significant risks and uncertainties, including those discussed below and others that can be found in Sport Chalet’s Form 10-K for the year ended March 30, 2014, and in any subsequent periodic reports from Sport Chalet on Form 10-Q and Form 8-K. Vestis and Sport Chalet are providing this information as of the date of this news release and do not undertake any obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise. Forward-looking statements can be identified by the use of words such as “will,” “could,” “should,” “may,” “anticipate,” “expect,” “intend,” “estimate,” “believe,” “project,” “plan,” “potential,” “continue,” or other similar expressions.

Forward-looking statements include, without limitation, statements regarding business combinations and similar transactions, prospective performance and opportunities, and the outlook for Vestis’s and Sport Chalet’s businesses, performance and opportunities; the expected timing of the completion of the transactions contemplated by the Merger Agreement; the ability to complete the transactions considering the various closing conditions; and any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include: uncertainties regarding the two companies’ ability to integrate successfully; uncertainties as to the timing of the Offer and the second-step merger (the “Merger”); uncertainties as to how many of Sport Chalet’s stockholders will tender their stock in the Offer; the possibility that competing offers will be made; the failure of Sport

Chalet’s stockholders to approve the Merger; the failure to complete the Offer or the Merger in the timeframe expected by the parties or at all; the possibility that various closing conditions for the transactions may not be satisfied or waived; Sport Chalet’s ability to maintain relationships with employees, customers, or suppliers; the negative effect of the economic downturn and the lack of winter weather on the Sport Chalet’s sales; limitations on borrowing under Sport Chalet’s credit facilities; Sport Chalet’s ability to control operating expenses and costs; the competitive environment of the sporting goods industry in general and in Sport Chalet’s specific market areas; the challenge of maintaining Sport Chalet’s competitive position; Sport Chalet’s ability to maintain the growth of its Team Sales Division and online business; Sport Chalet’s ability to regain or subsequently maintain compliance with the requirements for continued listing of its common stock; and changes in costs of goods and services. These and other risks are more fully described in Sport Chalet’s filings with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Amendment No. 1, dated as of August 3, 2014, to Agreement and Plan of Merger, dated as of June 30, 2014, by and among Sport Chalet, Inc., Vestis Retail Group, LLC and Everest Merger Sub, Inc.

99.1	Press release, dated August 4, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 4, 2014	SPORT CHALET, INC.

	By	/s/ Howard K. Kaminsky
Howard K. Kaminsky, Executive Vice President-Finance, Chief Financial Officer and Secretary